Calvert

Investments that make a difference

December 31, 2001

Annual Report

Calvert Municipal Fund, Inc.

Calvert Municipal Fund, Inc.

Table of Contents

President's Letter

2

Portfolio Manager Remarks

3

Report of Independent Public Accountants

6

Statements of Net Assets

7

Statements of Operations

13

Statements of Changes

in Net Assets

14

Notes to

Financial Statements

16

Financial Highlights

20

Director and Officer Information Table

22

Dear Shareholders:

We are seeing signs of economic recovery for 2002, though uncertainty about its strength and timing may test investor patience this year.

Keep investment perspective

For all investors - money market, fixed income, as well as equity - patience means viewing performance through the lens of one's own personal investment strategy. When economic conditions are uncertain and markets volatile, as they are now, we encourage you to take a closer look with your financial advisor at the investment objectives and styles of your holdings. Verify that your portfolio selections are in fact appropriate given your goals, risk tolerance, and time horizon. Rebalance or reallocate as appropriate, then have patience with your strategy as the year unfolds.

You may also want to talk with your advisor about the significant retirement and education saving opportunities now available as a result of 2001 federal tax legislation, a welcome development in a year which brought many unwelcome events.

Revisiting shared values

Certainly, the tragic events of September 11 must be noted. We mourn the losses and feel for those who suffered loss. We honor the heroic actions of so many. As a lasting and important footnote to that day, we observe and are heartened by the growth in volunteerism and giving by individuals who want to make a difference in their communities.

This spirit of community involvement is one of Calvert's core values. We encourage employers and corporations to support their employees' efforts to become engaged in their communities, whether through offering time off to volunteer in the community, as Calvert does with one paid day off per month for each associate, or by stepping up philanthropy and in-kind giving.

Thank you for choosing Calvert

On December 7, 2001, Calvert celebrated 25 years in the investment business. We are grateful to those of you who have been with us for all or most of that time - and we welcome the many investors who joined us in 2001. The trust and confidence all of you have expressed through your investment in Calvert Funds redoubles our commitment to a strong and successful 2002.

Sincerely,

Barbara J. Krumsiek

President and CEO

January 31, 2002

Reno Martini is the Chief Investment Officer of CAMCO.

National Intermediate seeks to earn the highest level of interest income exempt from federal income taxes, and California Intermediate seeks to earn the highest level of interest income exempt from federal and California state income taxes, as is consistent with prudent investment management, preservation of capital, and the quality and maturity objectives of each Fund.

Fund

Information

asset allocation

intermediate

tax-exempt bonds

NASDAQ symbol
National	CINMX
California	CCIMX

CUSIP number
National	131616-20-3
California	131616-10-4

Calvert Municipal

intermediate Funds

National Intermediate

How would you characterize the investment climate over the past 12 months?

We saw a severe contraction in economic growth during 2001. The Fed Funds target rate currently stands at 1.75% as the Fed has reacted aggressively by lowering rates. Interest rates across the curve were volatile as long-term rates were higher at the end of 2001 than they were in 2000. The fourth quarter was particularly damaging with rates rising 50 to 75 basis points.

What was your strategy during this period?

For 2001, the strategy was to be long in duration to take advantage of declining interest rates. Rates were extremely volatile and the Portfolio purchased securities when they were extremely cheap by historical standards, and sold securities when they appeared to be extremely rich by these standards. Our duration for the final quarter of 2001 was longer than that of our peers and we were caught by the quick reversal of interest rate direction in November and December. We decided to maintain the course, believing that interest rates would fall towards the end of December 2001 and January 2002.

How did the Fund perform?

The Fund returned 3.65% for the 12 months ended December 31, underperforming the 4.53% return of the Lipper Intermediate Municipal Debt Funds Average. The Fund was positioned for a stable to declining interest rate environment. Because of market volatility, we had one quarter of outperformance when interest rates declined and three quarters of underperformance when interest rates were rising. Late in 2001, Fund performance suffered as declining rates quickly reversed and headed higher for the remainder of the year. The Portfolio ended the year 78 basis points below the Lipper average.

What is your Outlook?

While we are nearing an historical low in the interest rate cycle we are not convinced that the economy is out of trouble. Rates should remain stable throughout the first half of the year, with a trading range of 25 to 40 basis points for intermediate to long-term bonds. Our Portfolio duration remains long and we should do well when rates are declining. Our strategy will be to sell as rates decline and shorten duration if numerous economic factors show signs of recovery.

California Intermediate

How would you characterize the investment climate over the past 12 months?

Just as the nation suffered a severe contraction in economic growth in 2001, this was especially true in the California economy as the energy crisis escalated to drastic proportions. The Fed Funds target rate currently stands at 1.75% as the Fed has reacted aggressively by lowering rates. California money market rates dipped near 1% and have remained at that level for a few months. Interest rates across the curve were volatile as long-term rates were higher at the end of 2001 than they were in 2000. The fourth quarter was particularly damaging with rates rising 50 to 75 basis points.

What was your strategy during this period?

For 2001, the strategy was to be long in duration to take advantage of declining interest rates. Rates were extremely volatile and the Portfolio purchased securities when they were extremely cheap by historical standards, and sold securities when they appeared to be extremely rich by these standards. Our duration for the final quarter of 2001 was longer than that of our peers, and we were caught by the quick reversal of interest rate direction in November and December. We decided to maintain the course believing that interest rates would fall towards the end of December 2001 and January 2002.

How did the Fund perform?

The Fund returned 3.04% for the 12 months ended December 31, compared to the 4.56% return of the Lipper California Intermediate Municipal Debt Funds Average. The Fund suffered in performance throughout the year as interest rates were extremely volatile and the Fund was positioned for a steadily declining rate environment. Particularly damaging were the last two months of the year, when rates were starting to decline and experienced a quick reversal. For the year, the Fund was 152 basis points behind the Lipper average.

What is your outlook?

While we are nearing an historical low in the interest rate cycle we are not convinced that the economy is out of trouble. Rates should remain stable throughout the first half of the year, with a trading range of 25 to 40 basis points for intermediate to long-term bonds. Our Portfolio duration remains long and we should do well when rates are declining. Our strategy will be to sell as rates decline and shorten duration if numerous economic factors show signs of recovery.

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2001, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio

statistics

weighted

average maturity

National
12.31.01	10 years
12.31.00	9 years

California
12.31.01	9 years
12.31.00	9 years

effective duration

National
12.31.01	6.35 years
12.31.00	6.76 years

California
12.31.01	6.24 years
12.31.00	6.98 years

monthly

dividend yield

National
12.31.01	3.97%
12.31.00	3.69%

California
12.31.01	3.37%
12.31.00	3.60%

30 day SEC yield

National
12.31.01	4.07%
12.31.00	4.11%

California
12.31.01	3.13%
12.31.00	3.54%

	National	Lipper	California	Lipper	Lehman
	Municipal	Intermediate	Municipal	CA Intermediate	Muni. 10
	Intermediate	Muni. Debt	Intermediate	Muni. Debt	Year Bond
	Fund	Funds Avg.	Fund	Funds Avg.	Index TR
6 month	1.13%	1.66%	1.64%	2.14%	1.80%
1 year	3.65%	4.53%	3.04%	4.56%	4.62%
5 year*	4.75%	4.83%	4.59%	4.96%	5.94%
10 year*	N/A	N/A	N/A	N/A	N/A

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Portfolio

statistics

National

average annual

total return

as of 12.31.01
1 year	0.90%
5 year	4.16%
inception	5.17%

(9.30.92)

California

average annual

total return

as of 12.31.01
1 year	0.23%
5 year	4.00%
inception	4.91%

(5.29.92)

Growth of a hypothetical $10,000 investment

[INSERT LINE GRAPHS HERE]

Calvert Municipal

intermediate Funds

National Intermediate

How would you characterize the investment climate over the past 12 months?

We saw a severe contraction in economic growth during 2001. The Fed Funds target rate currently stands at 1.75% as the Fed has reacted aggressively by lowering rates. Interest rates across the curve were volatile as long-term rates were higher at the end of 2001 than they were in 2000. The fourth quarter was particularly damaging with rates rising 50 to 75 basis points.

What was your strategy during this period?

For 2001, the strategy was to be long in duration to take advantage of declining interest rates. Rates were extremely volatile and the Portfolio purchased securities when they were extremely cheap by historical standards, and sold securities when they appeared to be extremely rich by these standards. Our duration for the final quarter of 2001 was longer than that of our peers and we were caught by the quick reversal of interest rate direction in November and December. We decided to maintain the course, believing that interest rates would fall towards the end of December 2001 and January 2002.

How did the Fund perform?

The Fund returned 3.65% for the 12 months ended December 31, underperforming the 4.53% return of the Lipper Intermediate Municipal Debt Funds Average. The Fund was positioned for a stable to declining interest rate environment. Because of market volatility, we had one quarter of outperformance when interest rates declined and three quarters of underperformance when interest rates were rising. Late in 2001, Fund performance suffered as declining rates quickly reversed and headed higher for the remainder of the year. The Portfolio ended the year 78 basis points below the Lipper average.

What is your Outlook?

While we are nearing an historical low in the interest rate cycle we are not convinced that the economy is out of trouble. Rates should remain stable throughout the first half of the year, with a trading range of 25 to 40 basis points for intermediate to long-term bonds. Our Portfolio duration remains long and we should do well when rates are declining. Our strategy will be to sell as rates decline and shorten duration if numerous economic factors show signs of recovery.

California Intermediate

How would you characterize the investment climate over the past 12 months?

Just as the nation suffered a severe contraction in economic growth in 2001, this was especially true in the California economy as the energy crisis escalated to drastic proportions. The Fed Funds target rate currently stands at 1.75% as the Fed has reacted aggressively by lowering rates. California money market rates dipped near 1% and have remained at that level for a few months. Interest rates across the curve were volatile as long-term rates were higher at the end of 2001 than they were in 2000. The fourth quarter was particularly damaging with rates rising 50 to 75 basis points.

What was your strategy during this period?

For 2001, the strategy was to be long in duration to take advantage of declining interest rates. Rates were extremely volatile and the Portfolio purchased securities when they were extremely cheap by historical standards, and sold securities when they appeared to be extremely rich by these standards. Our duration for the final quarter of 2001 was longer than that of our peers, and we were caught by the quick reversal of interest rate direction in November and December. We decided to maintain the course believing that interest rates would fall towards the end of December 2001 and January 2002.

How did the Fund perform?

The Fund returned 3.04% for the 12 months ended December 31, compared to the 4.56% return of the Lipper California Intermediate Municipal Debt Funds Average. The Fund suffered in performance throughout the year as interest rates were extremely volatile and the Fund was positioned for a steadily declining rate environment. Particularly damaging were the last two months of the year, when rates were starting to decline and experienced a quick reversal. For the year, the Fund was 152 basis points behind the Lipper average.

What is your outlook?

While we are nearing an historical low in the interest rate cycle we are not convinced that the economy is out of trouble. Rates should remain stable throughout the first half of the year, with a trading range of 25 to 40 basis points for intermediate to long-term bonds. Our Portfolio duration remains long and we should do well when rates are declining. Our strategy will be to sell as rates decline and shorten duration if numerous economic factors show signs of recovery.

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2001, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Total returns assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

Report of independent public accountants

To the Board of Directors and Shareholders of Calvert Municipal Fund, Inc.:

We have audited the accompanying statements of net assets of Calvert National Municipal Intermediate Portfolio and California Municipal Intermediate Portfolio (two portfolios comprising The Calvert Municipal Fund, Inc., hereafter referred to as the "Funds"), as of December 31, 2001, and the related statements of operations, changes in net assets, and financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to December 31, 2000, were audited by other auditors, whose report dated February 11, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert National Municipal Intermediate and California Municipal Intermediate Portfolios as of December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania

February 15, 2002

NATIONAL PORTFOLIO

STATEMENT OF NET ASSETS

December 31, 2001
	Principal
Municipal Obligations - 100.0%	Amount	Value
Alaska - 2.7%
State Industrial Development & Export Authority Revenue Bonds,
5.70%, 4/1/11, MBIA Insured	$2,000,000	$2,099,960

Arizona - 1.1%
Maricopa County Community College District Revenue Bonds,
3.25%, 7/1/14	1,000,000	839,530

Arkansas - 3.6%
Greene County Sales & Use Revenue Bonds, 4.75%, 6/1/11,
FGIC Insured	890,000	915,846
University Of Arkansas Student Fee Revenue Bonds, 5.00%, 12/1/14,
FSA Insured	1,855,000	1,872,251

California - 2.7%
Regents of the University of California, Los Angeles Lease
Revenue Bonds, 6.00%, 5/15/02	79,575	80,686
State Department of Veterans Affairs Home Purchase Revenue Bonds:
4.70%, 12/1/09	1,000,000	1,001,340
4.85%, 12/1/11	1,000,000	995,990

Colorado - 8.7%
Denver City & County Airport Revenue Bonds :
6.00%, 11/15/12, AMBAC Insured	3,000,000	3,210,450
7.25%, 11/15/12	3,385,000	3,556,179

Florida - 7.0%
State Board of Education GO Bonds, 5.25%, 6/1/11	2,820,000	2,957,278
Dade County Education Facilities Authority Revenue Bonds,
6.00%, 4/1/08, MBIA Insured	1,000,000	1,100,450

Housing Finance Agency Revenue Bonds, 5.75%, 12/1/07,
LOC: Heller Financial	300,000	307,617
Sunrise Utility Systems Revenue Bonds, 5.50%, 10/1/12,
AMBAC Insured	1,000,000	1,076,900

Georgia - 2.8%
George L Smith II Congress Center Authority Revenue Bonds,
6.00%, 7/1/09	2,000,000	2,175,260

Illinois - 2.0%
Chicago Development Authority Revenue Bonds, 6.25%, 11/15/13	1,500,000	1,583,535

Louisiana - 0.7%
State Public Facilities Authority Revenue Bonds, 6.50%, 3/1/02	330,000	332,132
State Public Facilities Authority Revenue VRDN, 1.66%, 9/1/28,
C/LOC: Bank of New York, LOC: Hibernia	200,000	200,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - 4.2%
Cambridge Economic Development Authority Revenue Bonds,
7.25%, 4/1/04	$925,000	$934,925
Cecil County Health Department COPs, 7.875%, 7/1/14	1,450,000	1,484,292
State Community Development Administration Revenue Bonds,
5.05%, 4/1/08	300,000	312,798
State Economic Development Corp. Authority Revenue Bonds,
8.625%, 10/1/19	500,000	484,660

Massachusetts - 1.9%
State Educational Financing Authority Revenue Bonds,
4.875%, 1/1/11, AMBAC Insured	1,500,000	1,496,220

Michigan - 6.9%
Detroit Water Supply System Revenue Bonds, 6.00%, 7/1/14,
MBIA Insured	1,000,000	1,112,320

Oakland County Economic Development Corp. LO Revenue Bonds,
6.375%, 11/1/14	500,000	546,995
State Higher Education Facilities Authority Revenue Bonds:
6.00%, 11/1/03	845,000	877,853
7.00%, 11/1/05	610,000	674,282
State Hospital Finance Authority Revenue Bonds, 5.375%, 8/15/14	2,000,000	2,102,780

New Jersey - 5.9%
State Transportation Authority Revenue Bonds, 6.50%, 6/15/11,
MBIA Insured	2,000,000	2,330,740
State Turnpike Authority Revenue Bonds, 6.00%, 1/1/13,
MBIA Insured	2,000,000	2,235,940

New York - 3.9%
New York City GO Bonds, 5.35%, 8/1/12	1,525,000	1,596,675
State Local Government Assistance Corp. Revenue Bonds,
6.00%, 4/1/14	1,000,000	1,114,800
Westchester County IDA Civic Facility Revenue Bonds,
6.25%, 4/1/05	280,000	287,692

Oklahoma - 3.8%
State Industries Authority Revenue Bonds, 5.50%, 8/15/09	2,760,000	2,941,580

Pennsylvania - 1.8%
Allegheny County Higher Education Building Authority
Revenue Bonds, 6.00%, 2/15/08	230,000	240,017
Philadelphia Water & Wastewater Revenue Bonds, 5.50%, 11/1/11,
FGIC Insured	1,080,000	1,158,505

	Principal
Municipal Obligations - Cont'd	Amount	Value
Puerto Rico - 11.8%
Puerto Rico Commonwealth GO Bonds, 5.50%, 7/1/13	$2,000,000	$2,122,620
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Bonds:
5.50%, 7/1/12, AMBAC Insured	2,400,000	2,611,656
5.50%, 7/1/13, AMBAC Insured	3,000,000	3,261,420
6.25%, 7/1/13, MBIA Insured	1,000,000	1,153,830

South Carolina - 1.3%
State Jobs-Economic Development Authority Health Revenue Bonds,
6.50%, 10/1/04	1,000,000	1,000,240

Tennessee - 6.9%
Johnson City GO Revenue Bonds, Zero Coupon, 5/1/12,
FGIC Insured	1,550,000	925,986
Knox County Health Educational & Housing Facilities
Revenue Bonds, 7.25%, 1/1/09, MBIA Insured	1,250,000	1,461,812
Memphis-Shelby County Airport Authority Revenue Bonds,
6.25%, 2/15/09, MBIA Insured	1,000,000	1,089,300
Sevier County Public Building Authority Revenue VRDN,
1.65%, 6/1/14, BPA: Landesbank Hessen-TH GZ, AMBAC Insured	300,000	300,000
Wilson County COPs, 5.25%, 6/30/15, FSA Insured	1,500,000	1,524,675

Texas - 13.3%
Amarillo Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12,
FSA Insured	2,710,000	2,830,812
Bexar County State Revenue Bonds, 5.75%, 8/15/11	2,000,000	2,153,960
Clear Creek Independent School District Revenue Bonds,
4.25%, 2/1/14	1,575,000	1,474,216
Houston Hotel Occupancy Tax & Special Revenue Bonds,
5.75%, 9/1/12, AMBAC Insured	2,100,000	2,261,112
North Forest Independent School District GO Bonds,
6.25%, 8/15/16, ACA Insured	1,500,000	1,542,540

Utah - 1.8%
Sandy City Municipal Building Authority Lease Revenue Bonds,
5.25%, 6/15/11, AMBAC Insured	1,360,000	1,424,233

Washington - 1.4%
Skagit County Public Hospital District No. 1 Revenue Bonds,
5.75%, 12/1/11, FSA Insured	1,050,000	1,108,905

West Virginia - 3.5%
State Economic Development Authority Commercial Revenue Bonds,
8.00%, 4/1/25	1,000,000	965,130
State Housing Development Fund Revenue Bonds, 4.95%, 11/1/13	1,745,000	1,707,884

	Principal
Municipal Obligations - Cont'd	Amount	Value
Wisconsin - 0.3%
Ladysmith Solid Waste Disposal Facilities Revenue Bonds,
5.10%, 3/1/28, LOC: Union Bank of California	$200,000	$200,000

TOTAL INVESTMENTS (Cost $76,369,384) - 100.0%		77,358,809
Other assets and liabilities, net - 0.0%		(35,447)
Net Assets - 100%		$77,323,362

Net Assets Consist Of:
Paid-in capital applicable to 7,309,015 outstanding
Class A shares of common stock, $0.01 par value with
250,000,000 Class A shares authorized		$76,386,659
Undistributed net investment income		21,758
Accumulated net realized gain (loss) on investments		(74,480)
Net unrealized appreciation (depreciation) on investments		989,425

Net Assets		$77,323,362

Net Asset Value Per Share		$10.58

CALIFORNIA PORTFOLIO

STATEMENT OF NET ASSETS

December 31, 2001
	Principal
Municipal Obligations - 98.1%	Amount	Value
California - 85.0%
Alameda County IDA Revenue VRDN, 2.05%, 3/1/28,
LOC: Bank of the West	$800,000	$800,000
Anaheim Public Financing Authority Lease Revenue Bonds,
6.00%, 9/1/14, FSA Insured	1,000,000	1,136,600
Avalon Community Improvement Agency Tax Allocation Revenue
VRDN, 2.45%, 8/1/24, LOC: Union Bank, CA	1,240,000	1,240,000
Foothill / Eastern Corridor Toll Road Revenue Bonds,
5.00%, 1/15/16, MBIA Insured	1,000,000	1,014,170
Los Angeles MFH Revenue Bonds, 5.85%, 12/1/27	970,000	1,023,825
Los Angeles School District GO Bonds, 6.00%, 7/1/11,
FGIC Insured	2,360,000	2,684,996
Newman Capital Trust Certificates VRDN, 1.71%, 4/1/32,
LOC: FHLMC	200,000	200,000
Orange County Local Transportation Authority Sales Tax
Revenue Bonds, 6.00%, 2/15/09	1,000,000	1,123,100
Port of Oakland Revenue Bonds, Series D, 7.00%, 11/1/02,
MBIA Insured	515,000	537,850
Sacramento City Financing Authority Revenue Bonds, Series B,
5.00%, 11/1/14	1,000,000	1,028,800
Sacramento COPs:
6.75%, 3/1/02	74,026	74,474
6.50%, 1/1/04	531,678	542,487
San Jose Redevelopment Agency Allocation Bonds, 6.00%, 8/1/09,
MBIA Insured	1,000,000	1,129,050
Santa Clara Financing Authority Lease Revenue Bonds,
6.00%, 11/15/12, AMBAC Insured	2,000,000	2,274,600
Southern California Public Power Authority Revenue Bonds,
6.75%, 7/1/13, FSA Insured	1,800,000	2,158,704
Southern California Rapid Transit District Special Assessment
Bonds, 5.90%, 9/1/07, AMBAC Insured	1,000,000	1,119,450
State Department of Veteran Affairs Revenue Bonds, 4.75%, 12/1/10	1,000,000	995,220
State Department of Water Resources Revenue Bonds, 6.00%, 12/1/10	1,000,000	1,136,110
State Public Works Lease Revenue Bonds:
5.00%, 12/1/13, AMBAC Insured	1,315,000	1,361,564
5.625%, 3/1/16, AMBAC Insured	1,000,000	1,046,940
Walnut Valley Unified School District GO Bonds, 6.10%, 8/1/08,
AMBAC Insured	1,000,000	1,139,180
	Principal
Municipal Obligations - Cont'd	Amount	Value
Other - 13.1%
Guam Government LO Highway Revenue Bonds:
5.50%, 11/1/08, AMBAC Insured	$1,000,000	$1,088,850
4.50%, 5/1/12	1,000,000	999,940
Puerto Rico Commonwealth Highway & Transportation
Revenue Bonds, 5.50%, 7/1/13, AMBAC Insured	1,465,000	1,592,660

Total Municipal Obligations (Cost $26,367,628)		27,448,570

TOTAL INVESTMENTS (Cost $26,367,628) - 98.1%		27,448,570
Other assets and liabilities, net - 1.9%	522,468
Net Assets - 100%	$27,971,038

Net Assets Consist of:
Paid-in capital applicable to 2,639,029 outstanding Class A shares of common stock, $0.01 par value with 250,000,000
Class A shares authorized	$27,423,999
Undistributed net investment income	20,488
Accumulated net realized gain (loss) on investments	(554,391)
Net unrealized appreciation (depreciation) on investments	1,080,942

Net Assets	$27,971,038

Net Asset Value Per Share	$10.60

Statements of Operations

Year Ended December 31, 2001
	National	California
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$3,838,780	$1,291,048

Expenses:
Investment advisory fee	456,596	167,245
Transfer agency fees and expenses	62,287	19,751
Accounting fees	23,965	13,837
Directors' fees and expenses	6,646	2,381
Administrative fees	68,794	20,452
Custodian fees	20,598	10,270
Registration fees	23,443	4,207
Reports to shareholders	12,131	6,935
Professional fees	15,073	9,370
Miscellaneous	6,245	2,691
Total expenses	695,778	257,139
Fees paid indirectly	(14,046)	(8,611)
Net expenses	681,732	248,528

Net Investment Income	3,157,048	1,042,520

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on investments	830,549	63,038
Change in unrealized appreciation or (depreciation)	(1,362,791)	(291,338)

Net Realized and Unrealized
Gain (Loss) on Investments	(532,242)	(228,300)

Increase (Decrease) in Net Assets
Resulting from Operations	$2,624,806	$814,220

National Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income	$3,157,048	$2,824,634
Net realized gain (loss)	830,549	(7,550)
Change in unrealized appreciation or (depreciation)	(1,362,791)	3,288,549

Increase (Decrease) in Net Assets
Resulting from Operations	2,624,806	6,105,633

Distributions to shareholders from:
Net investment income	(3,156,865)	(2,802,608)

Capital share transactions:
Shares sold	11,894,318	8,424,088
Shares issued from mergers (Note A)	-	20,731,495
Reinvestment of distributions	2,673,681	2,349,536
Shares redeemed	(8,816,651)	(20,797,200)
Total capital share transactions	5,751,348	10,707,919

Total Increase (Decrease) in Net Assets	5,219,289	14,010,944

Net Assets
Beginning of year	72,104,073	58,093,129
End of year (including undistributed net investment
income of $21,758 and $21,575, respectively)	$77,323,362	$72,104,073

Capital Share Activity
Shares sold	1,105,636	817,260
Shares issued from mergers (Note A)	-	2,016,597
Reinvestment of distributions	249,465	229,389
Shares redeemed	(820,169)	(2,027,710)
Total capital share activity	534,932	1,035,536

California Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income	$1,042,520	$1,212,223
Net realized gain (loss)	63,038	2,674
Change in unrealized appreciation or (depreciation)	(291,338)	1,510,622

Increase (Decrease) in Net Assets
Resulting from Operations	814,220	2,725,519

Distributions to shareholders from:
Net investment income	(1,042,500)	(1,207,278)

Capital share transactions:
Shares sold	3,547,179	1,669,996
Reinvestment of distributions	827,861	894,138
Shares redeemed	(3,768,096)	(6,875,025)
Total capital share transactions	606,944	(4,310,891)

Total Increase (Decrease) in Net Assets	378,664	(2,792,650)

Net Assets
Beginning of year	27,592,374	30,385,024
End of year (including undistributed net investment
income of $20,488 and $21,267, respectively)	$27,971,038	$27,592,374

Capital Share Activity
Shares sold	328,485	161,171
Reinvestment of distributions	77,391	86,662
Shares redeemed	(350,923)	(662,284)
Total capital share activity	54,953	(414,451)

Notes To Financial Statements

Note A - Significant Accounting Policies

General: The Calvert Municipal Fund, Inc. is comprised of two municipal intermediate portfolios: National and California. Each of the Portfolios, collectively the "Fund," are registered under the Investment Company Act of 1940 as open-end management investment companies. The operations of each Portfolio are accounted for separately. Shares of each Portfolio are sold with a maximum front-end sales charge of 2.75%.

On June 16, 2000, the net assets of the Calvert Municipal Fund's Maryland and Virginia Intermediate Portfolios merged into Calvert Municipal Fund National Intermediate Portfolio. The acquisition was accomplished by a tax-free exchange of 2,016,597 shares of the National Portfolio (valued at $20,731,495) for 1,752,889 shares of Maryland Portfolio and 2,447,875 shares of Virginia Portfolio outstanding at June 16, 2000. The Maryland Portfolio's net assets at that date, including $5,085 of net unrealized depreciation and $190,877 of net realized loss were combined with those of National Portfolio. The Virginia Portfolio's net assets at that date, including $129,104 of net unrealized depreciation and $115,306 of net realized loss were combined with those of National Portfolio. The aggregate net assets of the National Portfolio, Maryland Portfolio and Virginia Portfolio immediately before the acquisition were $51,962,950, $8,596,121 and $12,135,374, respectively.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.

Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Portfolios have implemented the provisions of the Guide, as required on January 1, 2001. The implementation did not have a material impact on the Portfolio's financial statements.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of each Portfolio: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $56,776 and $21,146 were payable at year end for the National and California Portfolios, respectively.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of each Portfolio. Under terms of the agreement, $6,012, and $1,790 were payable at year end for the National and California Portfolios, respectively.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Fund, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .25% for each Portfolio. The Distributor currently does not charge any Distribution Plan expenses. For the year ended December 31, 2001, CDI paid $20,230 in addition to the commissions charged on the sales of the National Portfolio and received $4,912 as its portion of commissions charged on sales of the California Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $7,140 and $2,606 for the year ended December 31, 2001 for the National and California Portfolios, respectively. Under the terms of the agreement, $620, and $217 were payable at year end for the National and California Portfolios, respectively. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C - Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were:
	National	California
Purchases	$38,649,955	$2,397,539
Sales	31,669,257	3,616,149

The cost of investments owned at December 31, 2001 for federal income tax purposes for each Portfolio are shown in the table below. The table below presents the components of net unrealized appreciation (depreciation) as of December 31, 2001, and the net capital loss carryforwards as of December 31, 2001 with expiration dates.
Net Unrealized
	Federal Tax	Appreciation	Unrealized	Unrealized	Capital Loss	Expiration
	Cost	(Depreciation)	Appreciation	(Depreciation)	Carryforwards	Dates
National	$76,353,429	$1,005,380	$1,587,475	($582,095)	$70,305	12/31/07
					4,175	12/31/08
California	$26,351,498	1,097,072	1,137,380	(40,308)	72,261	12/31/02
					438,572	12/31/03
					43,558	12/31/08

Capital loss carryfowards may be utilized to offset current and future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2001, and December 31, 2000 were as follows:

NATIONAL
	2001	2000
Distributions paid from:
Tax-exempt income	$3,154,791	$2,801,232
Ordinary income	2,074	1,376
Long-term capital gain	0	0
Total	$3,156,865	$2,802,608

CALIFORNIA
	2001	2000
Distributions paid from:
Tax-exempt income	$1,042,500	$1,207,278
Ordinary income	0	0
Long-term capital gain	0	0
Total	$1,042,500	$1,207,278

As of December 31, 2001, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:
	National	California
Undistributed tax-exempt income	$5,803	$4,358
Capital loss carryforward	(74,480)	(554,391)
Unrealized appreciation (depreciation)	1,005,380	1,097,072
Total	$936,703	$547,039

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. For the year ended December 31, 2001, purchases and sales transactions were:
	National	California
Purchases	$30,113,000	$10,503,350
Sales	27,799,000	9,252,000

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio and CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2001.

For the year ended December 31, 2001 borrowings by the Portfolios under the agreement were as follows:
		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
National	$22,998	5.01%	$1,829,615	January 2001
California	4,426	4.61%	1,533,868	June 2001

National Portfolio

Financial Highlights
	Years Ended
	December 31,	December 31,
	2001	2000
Net asset value, beginning	$10.64	$10.12
Income from investment operations
Net investment income	.45	.46
Net realized and unrealized gain (loss)	(.06)	.52
Total from investment operations	.39	.98
Distributions from
Net investment income	(.45)	(.46)
Total distributions	(.45)	(.46)
Total increase (decrease) in net asset value	(.06)	.52
Net asset value, ending	$10.58	$10.64

Total return *	3.65%	9.91%
Ratios to average net assets:
Net investment income	4.15%	4.47%
Total expenses	.91%	.95%
Expenses before offsets	.91%	.95%
Net expenses	.90%	.89%
Portfolio turnover	43%	32%
Net assets, ending (in thousands)	$77,323	$72,104

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$10.82	$10.79	$10.56
Income from investment operations
Net investment income	.43	.45	.50
Net realized and unrealized gain (loss)	(.64)	.13	.23
Total from investment operations	(.21)	.58	.73
Distributions from
Net investment income	(.43)	(.46)	(.50)
Net realized gains	(.06)	(.09)	-
Total distributions	(.49)	(.55)	(.50)
Total increase (decrease) in net asset value	(.70)	.03	.23
Net asset value, ending	$10.12	$10.82	$10.79

Total return *	(2.01%)	5.46%	7.11%
Ratios to average net assets:
Net investment income	4.12%	4.17%	4.71%
Total expenses	.93%	.97%	.97%
Expenses before offsets	.93%	.97%	.97%
Net expenses	.90%	.94%	.94%
Portfolio turnover	38%	44%	29%
Net assets, ending (in thousands)	$58,093	$71,065	$48,933

California Portfolio

Financial Highlights
	Years Ended
	December 31,	December 31,
	2001	2000
Net asset value, beginning	$10.68	$10.13
Income from investment operations
Net investment income	.40	.43
Net realized and unrealized gain (loss)	(.08)	.55
Total from investment operations	.32	.98
Distributions from
Net investment income	(.40)	(.43)
Total increase (decrease) in net asset value	(.08)	.55
Net asset value, ending	$10.60	$10.68

Total return *	3.04%	9.88%
Ratios to average net assets:
Net investment income	3.74%	4.14%
Total expenses	.92%	.92%
Expenses before offsets	.92%	.92%
Net expenses	.89%	.87%
Portfolio turnover	10%	4%
Net assets, ending (in thousands)	$27,971	$27,592

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$10.74	$10.63	$10.44
Income from investment operations
Net investment income	.43	.45	.49
Net realized and unrealized gain (loss)	(.61)	.12	.18
Total from investment operations	(.18)	.57	.67
Distributions from
Net investment income	(.43)	(.46)	(.48)
Total increase (decrease) in net asset value	(.61)	.11	.19
Net asset value, ending	$10.13	$10.74	$10.63

Total return *	(1.73%)	5.51%	6.61%
Ratios to average net assets:
Net investment income	4.07%	4.23%	4.64%
Total expenses	.91%	.90%	.91%
Expenses before offsets	.91%	.90%	.91%
Net expenses	.89%	.88%	.88%
Portfolio turnover	11%	12%	48%
Net assets, ending (in thousands)	$30,385	$36,963	$35,085

Director and Officer Information Table
			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1982	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	Chairperson, United Methodist Services for the Aging.
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	28
CHARLES E. DIEHL DOB: 10/13/22	Trustee	1982	Self-employed consultant and Vice President and Treasurer Emeritus of The George Washington University. Formerly, he was a Director of Acacia Mutual Life Insurance Company.	28
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1982	Since 1976, President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12	MVM, Inc.
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC
			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
M. CHARITO KRUVANT 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank
ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	28	Acacia Federal Savings Bank
BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
DAVID R. ROCHAT 10/07/37	Trustee and Sr. Vice-President	1976	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc.
D. Wayne Silby, Esq. DOB: 7/20/48	Trustee	1976	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	23	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation
SUSAN walker Bender, Esq. DOB: 1/29/59	Officer	1988	Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Associate General Counsel of Calvert Group, Ltd.
VICTOR FRYE, Esq. DOB: 10/15/58	Officer	1999	Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax & Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

				# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
reno J. Martini DOB: 01/13/50	Officer	1990		Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. DOB: 8/12/47	Officer	1990		Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 7/24/52	Officer	1979		Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999		Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert

Municipal

Fund, Inc.

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CalverT's

Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

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